INTANGIBLE ASSETS (Details) - USD ($)	Mar. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Total intangible assets	$ 58,768	$ 59,145	$ 0
Less: Accumulated amortization	(6,354)	(4,233)	0
Intangible assets, net	52,414	54,912	0
Distribution software [Member]
Total intangible assets	37,672	37,906	0
Patents acquired from related party [Member]
Total intangible assets	$ 21,096	$ 21,239	$ 0